
                              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
              FOR THE TWELVE MONTHS ENDED APRIL 30, 1997 (ALPINE) AND MARCH 31, 1997 (APHI, HEPWORTH and COZ)

                                  Historical         Historical  Historical   Historical     Pro Forma
                                     AGI              Hepworth       APHI        COZ       Adjustments           Pro Forma
                                                                               (Dollars in Thousands)
Net Sales                           $ 579,794         $ 237,056    $ 171,252    $ 85,462      $ (8,432) (a)   $ 1,065,132
Cost of goods sold                    477,791           194,664      123,623      71,053        (7,110) (a)       861,489
                                                                                                   701  (b)
                                                                                                   633  (c)
                                                                                                   134  (d
                                    ---------         ---------    ---------   ---------     ---------          ---------
     Gross Profit                     102,003            42,392       47,629      14,409        (2,790)           203,643
Selling, general and
     administrative                    40,833            28,568       34,727       7,950       (1,085)  (a)       109,211
                                                                                                   133  (b)
                                                                                               (1,200)  (e)
                                                                                                 (715)  (f)
Amortization of goodwill                3,054                                                      900  (b)         6,719
                                                                                                 2,765  (c)
                                      -------            ------       ------      ------       -------            -------
   Operating income (loss)             58,116            13,824       12,902       6,459       (3,588)             87,713
Interest income                         2,023               314            -         157          (14)              2,480
Interest (expense)                    (22,995)             (541)      (8,141)     (1,955)     (12,995)  (g)       (46,627)
Gain on sales of subsidiary stock      80,397                 -            -           -             -             80,397
Other income (expense), net               505               (69)       3,142       6,069           (8)              9,639
                                      -------            ------       ------      ------      -------             -------

     Income (loss) from continuing
      operations before income taxes
      and minority interest in
      earnings of subsidiaries        118,046            13,528        7,903      10,730       (16,605)           133,602

Provision for income taxes            (53,103)           (5,003)      (3,046)     (1,101)        2,539  (h)       (59,714)
                                      -------            ------       ------      ------       -------            -------
     Income before minority
      interest in earnings of
      subsidiaries                     64,943             8,525        4,857       9,629      (14,066)             73,888

Minority interest in earnings
  of subsidiaries                      (8,097)                -            -        (102)      (3,891)  (i)       (12,090)

  Income (loss)from continuing         56,846             8,525        4,857       9,527      (17,957)             61,798
    operations
Preferred stock dividends               (575)  (j)            -            -           -            -
                                      -------            ------       ------      ------      -------             -------

   Income (loss) attributable to
     common stock from continuing
     operations                        56,271            8,525         4,857      9,527      (17,957)              61,223
                                      -------            ------       ------      ------      -------             -------


Income (loss) per diluted
 share of common stock from
 continuing operations               $   2.86                                                                     $  3.08

Diluted shares outstanding         19,857,081                                                                  19,857,081
                                   ----------                                                                  ----------


        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED JANUARY 31, 1998 (ALPINE) AND DECEMBER 31, 1997 (APHI AND COZ)

                                         Historical    Historical      Historical      Pro Forma
                                                 AGI         PRI             COZ      Adjustments       Pro Forma
                                                                            (Dollars in Thousands)
Net Sales                                  $ 646,532   $ 139,824        $ 64,402           $    -       $ 850,758
Cost of goods sold                           525,265      98,835          53,313              429 (c)     677,942
                                                 -            -               -               100 (d)          -
                                           ---------   ---------       ---------        ---------       ---------
    Gross Profit                             121,267      40,989          11,089             (529)        172,816
Selling, general and administrative           52,215      27,450           6,360             (536)(f)      85,489
Restructuring charge                           3,626          -                                             3,626
Amortization of goodwill                       3,160          -               -             2,073 (c)       5,233
                                           ---------   ---------       ---------        ---------       ---------
    Operating income(loss)                    62,266      13,539           4,729           (2,066)         78,468
Interest income                                2,603          -              388               -            2,991
Interest (expense)                           (21,686)     (5,637)         (1,971)          (4,093)(g)     (33,387)
Other income (expense), net                      119        (192)            (31)              -             (104)
                                           ---------   ---------       ---------        ---------       ---------
    Income (loss)from continuing
       operations before income
       taxes and minority interest
       in earnings of subsidiaries            43,302       7,710           3,115           (6,159)         47,968

Provision for income taxes                   (17,220)     (4,395)         (1,235)           3,761 (h)     (19,089)
                                           ---------   ---------       ---------        ---------       ---------
    Income before minority interest in
       earnings of subsidiaries               26,082       3,315           1,880           (2,398)         28,879

Minority interest in earnings of
    subsidiaries                             (14,307)         -             (621)          (846)  (i)     (15,774)
                                           ---------   ---------       ---------        ---------       ---------
    Income(loss)from continuing
       operations                             11,775       3,315           1,259           (3,244)         13,105
Preferred stock dividends                        (59)         -                -               -              (59)
                                           ---------   ---------       ---------        ---------       ---------
    Income (loss)attributable to common
       stock from continuing operations       11,716       3,315           1,259        (3,244)            13,046
                                           ---------   ---------       ---------        ---------       ---------
Income (loss) per diluted share of
  common stock from continuing operations  $    0.62                                                    $    0.69
                                           ---------                                                    ---------
Diluted shares outstanding                19,031,000                                                   19,031,000





   UNAUDITED CONDENSED COMBINED BALANCE SHEET AS OF JANUARY 31, 1998 (ALPINE)
                       AND AS OF DECEMBER 31, 1997 (COZ)

                           ASSETS
                                                            Historical     Historical      Pro Forma
                                                              Alpine           COZ        Adjustments              Pro Forma
Current assets:                                                               (Dollars in Thousands)
         Cash and cash equivalents                       $       9,321       $    130                            $    9,451
         Marketable securities                                  14,377          2,072                                16,449
         Accounts receivable, net                              152,562         25,107                               177,669
         Inventories, net                                      140,839         15,438                               156,277
         Prepaid expenses, deposits, other                      16,086            -                                  16,086
                                                         -------------       --------                            ----------

                  Total current assets                         333,185         42,747                               375,932

         Property, plant and equipment, net                    186,248         32,006         7,612  (k)            225,866

         Goodwill, net                                         200,026             -                                200,026

         Other assets                                           38,587          7,491                                46,078
                                                         -------------       --------        ------              ----------

                           Total assets                  $     758,046       $ 82,244        $7,612              $  847,902
                                                         =============       ========        ======              ==========



                           LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

         Current portion of long-term debt               $       7,416       $  7,411                            $   14,827
         Accounts payable                                       93,695         17,014                               110,709
         Accrued expenses                                       93,818          4,333           2,100               100,251
                                                                ------          -----           -----               -------

                  Total current liabilities              $     194,929        $28,758           2,100               225,787


         Long-term debt, less current portion                  379,831         10,233          24,049  (k)          414,113

         Other long term obligations                            67,062          6,852                                73,914

         Minority interest in subsidiaries                      44,968             53          17,811  (k)           62,832

         Stockholders' equity                                   71,256         36,348         (36,348) (k)           71,256
                                                         -------------       --------       ----------           ----------
       Total liabilities and stockholders'
        equity                                           $     758,046       $ 82,244       $   7,612            $  847,902
                                                         =============       ========       =========            ==========



Notes to Unaudited Pro Forma Condensed Combined Financial Statements.


(a) Reflects the elimination of Hepworth's results of operation for the period from the date of acquisition, April 15, 1997 through April 30, 1997.


(b) Reflects the change to historical depreciation and amortization resulting from the allocation of the Hepworth purchase price to property, plant and equipment.


(c) Reflects the change to historical depreciation and amortization resulting from the allocation of the APHI purchase price to property, plant and equipment.


(d)  Reflects  the  change  to  historical   depreciation   resulting  from  the
     allocation of the COZ purchase price to property, plant and equipment.


(e) Reflects the elimination of parent company administrative expense allocation incurred by Hepworth during the twelve months ended March 31, 1997 of $1.6 million, offset by incremental selling, general and administrative charges estimated to be incurred by Alpine of $0.4 million for the twelve months ended March 31, 1997 as a result of the acquisition.

(f) Reflects the elimination of management fee allocated to COZ by former parent company.


(g) Reflects the adjustment to interest expense resulting from debt incurred as a result of the acquisitions.


(h) Reflects pro forma adjustments to income tax expense resulting from the transaction.


(i)  Reflects the  adjustment to minority  interest in earnings of  subsidiaries resulting from the distribution of 16.6% of Premier Refractories International Inc. (PRI) common stock as partial consideration for the acquisition and the interest in earnings of subsidiaries attributable to minority holders in COZ and Superior TeleCom Inc.


(j) Excludes $5.2 million premium paid on the redemption by the Company of certain of its preferred stock in October 1996.


(k) The following reflects the preliminary allocation of the purchase price to the net assets of COZ based upon estimated fair values of such assets:


                                                              Amount
                                                          (in millions)
Estimated acquisition cost, including expenses         $      24,049
Less:  Historical book values of net assets at               (36,348)
January 31, 1998
Write-up of property, plant and equipment                     (7,612)
Accrual of expenses                                            2,100
Minority interest in subsidiaries                             17,811
                                                              ------